UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2021

Nuveen Churchill Direct Lending Corp.
(Exact name of registrant as specified in its charter)

Maryland	000-56133	84-3613224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Park Avenue, 14th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 207-2003

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 7, 2021, Nuveen Churchill Advisors LLC (the “Adviser”), the investment adviser to Nuveen Churchill Direct Lending Corp. (the “Company”), and Churchill Asset Management LLC, the sub-adviser to the Company (the “Sub-Adviser”), entered into the second amended and restated investment sub-advisory agreement (the “Second Amended and Restated Sub-Advisory Agreement”).

The terms of the Second Amended and Restated Sub-Advisory Agreement are substantially the same as the first amended and restated investment sub-advisory agreement, dated as of December 11, 2020, by and between the Adviser and the Sub-Adviser, except for the allocation of compensation between the Adviser and the Sub-Adviser thereunder. Pursuant to the Second Amended and Restated Sub-Advisory Agreement, the percentage of the aggregate management and incentive fees payable by the Company to the Adviser (the “Advisory Fees”) that the Adviser is required to pay to the Sub-Adviser was reduced from 75% to 70%.

The Second Amended and Restated Sub-Advisory Agreement and accompanying changes in allocation of the Advisory Fees between the Adviser and the Sub-Adviser will not have an economic impact on the Advisory Fees payable by the Company or result in any changes to services provided by the Adviser or the Sub-Adviser to the Company. The Company’s board of directors unanimously approved the Second Amended and Restated Sub-Advisory Agreement pursuant to the requirements of the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Second Amended and Restated Sub-Advisory Agreement and is qualified in its entirety by reference to the copy of the Second Amended and Restated Sub-Advisory Agreement, which is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference thereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Second Amended and Restated Investment Sub-Advisory Agreement by and between Nuveen Churchill Advisors LLC and Churchill Asset Management LLC, dated as of October 7, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Direct Lending Corp.

Date: October 8, 2021	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President